Financial Instruments (Details) - USD ($)		May 31, 2018	Nov. 30, 2017
Financial Liabilities
Convertible debt, carrying amount	[1]	$ 1,322,606	$ 1,290,465
Convertible debt, fair value	[1]	$ 1,336,045	$ 1,316,386

[1]	The Company calculates the interest rate for the Debenture and due to related parties based on the Company's estimated cost of raising capital and uses the discounted cash flow model to calculate the fair value of the Debenture and the amounts due to related parties.